Condensed Consolidated Statements of Operations and Comprehensive Loss $ in Thousands	3 Months Ended
Mar. 31, 2023 USD ($) $ / shares shares
Condensed Consolidated Statements of Operations and Comprehensive Loss
Revenue	$ 16
Cost of revenue	16
Other operating income	269
Operating expenses
Research and development	1,279
Selling, general and administrative	1,433
(Gain)/loss foreign currency transactions	111
Total operating expenses	2,823
Loss from operations	(2,554)
Non-operating income/(expense)
(Gain)/loss foreign currency transactions	502
Interest income	4
Total non-operating income/(expense)	506
Loss before income taxes	(2,048)
Net loss	(2,048)
Other comprehensive loss:
Foreign currency translation	(456)
Total comprehensive loss	$ (2,504)
Basic net loss per common share | $ / shares	$ (0.07)
Diluted net loss per common share | $ / shares	$ (0.07)
Basic weighted average shares outstanding | shares	29,248,150
Diluted weighted average shares outstanding | shares	29,248,150